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                      COLUMBIA FUNDS INSTITUTIONAL TRUST
    Supplement to the Prospectus dated December 1, 2005 (the "Prospectus")
                           CMG Strategic Equity Fund

The Prospectus is hereby supplemented with the following information:

1. The paragraph regarding Emil Gjester under the heading "MANAGEMENT; Management Fees and Portfolio Manager" is replaced in its entirety by the following paragraph:

Emil A. Gjester, a vice president of Columbia Advisors, is the lead manager for the Fund and has managed or co-managed the Fund since January, 2004. Mr. Gjester has been associated with Columbia Advisors or its predecessors since 1996.

ILT-47/112813-0806                                             August 11, 2006